SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report July 1, 2004
                                          ------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-3950                                          38-0549190
         ------                                          ----------
  (Commission File Number)                    (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                     48126
 -------------------------------------                     -----
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

     Our news release dated July 1, 2004 concerning U.S. retail sales of Ford vehicles in June 2004, filed as Exhibit 99 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation           Description                   Method of Filing
-----------           -----------                   ----------------

Exhibit 99            News Release dated
                      July 1, 2004                  Filed with this Report













                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         FORD MOTOR COMPANY
                                         -----------------------------------
                                         (Registrant)


Date:  July 1, 2004                      By: /s/Kathryn S. Lamping
                                             -----------------------
                                             Kathryn S. Lamping
                                             Assistant Secretary





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                                      -3-


                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 99            News Release dated July 1, 2004